Filed Pursuant to Rule 497

File Nos. 333-214851 and 811-23216

FS SERIES TRUST

FS Chiron Real Asset Fund

Supplement dated April 8, 2022 to the

Prospectus, dated April 30, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus for FS Chiron Real Asset Fund (the “Fund”), dated April 30, 2021 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Effective as of the close of business on March 31, 2022, FS Chiron Real Asset Fund will distribute its net investment income and make distributions of its net realized capital gains, if any, at least annually.

Please retain this Supplement for future reference.